SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                  July 11, 2003


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)



            00-31825                                   63-1259533
      (Commission File No.)                 (IRS Employer Identification No.)



      1323 STRATFORD ROAD
        DECATUR, ALABAMA                                  35601
     (Address of principal                             (Zip Code)
       executive offices)

                                 (256) 355-9500
               (Registrant's telephone number including area code)


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ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

     On July 9, 2003, Heritage Financial Holding Corporation ("Heritage") determined not to renew the engagement of its independent accountants, Schauer Taylor Cox Vise Morgan & Fowler, P.C. ("Schauer Taylor") and appointed Porter Keadle Moore, LLP ("PKM") as its new independent accountants, effective immediately. This determination followed Heritage's decision to seek proposals from independent accountants to audit Heritage's financial statements for the fiscal year ending December 31, 2003. The decision not to renew the engagement of Schauer Taylor and to retain PKM was approved by Heritage's Audit Committee. Schauer Taylor's report on Heritage's 2002 financial statements was issued on February 25, 2003, in conjunction with the filing of Heritage's Annual Report on Form 10-K for the year ended December 31, 2002.

     During Heritage's two most recent fiscal years ended December 31, 2002, and the subsequent interim period through July 8, 2003, there were no disagreements between Heritage and Schauer Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Schauer Taylor's satisfaction, would have caused Schauer Taylor to make reference to the subject matter of the disagreement in connection with its reports.

     The audit reports of Schauer Taylor on the consolidated financial statements of Heritage and subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Schauer Taylor is attached as Exhibit 16.1.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Heritage's two most recent fiscal years and the subsequent interim period through July 8, 2003.

     During Heritage's most recent fiscal years ended December 31, 2002, and the subsequent interim period through July 8, 2003, Heritage did not consult with PKM regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii)  of  Regulation  S-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibits

          16.1 Letter of Schauer Taylor Cox Vise Morgan & Fowler, PC regarding change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HERITAGE FINANCIAL HOLDING CORPORATION


                                      By:
                                         ---------------------------------------
                                                  Harold  B.  Jeffreys
                                           Its Interim Chief Executive Officer


Date:  July 11, 2003
       -------------


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